UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SED INTERNATIONAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SED INTERNATIONAL HOLDINGS, INC.
4916 NORTH ROYAL ATLANTA DRIVE
TUCKER, GEORGIA 30084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

          The 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of SED International Holdings, Inc. (the “Company”) will be held at the INTERCONTINENTAL WEST MIAMI Located at 2505 North West 87th Avenue, Miami, Florida 33172 on December 15, 2009, at 9:00 a.m., local time, for the following purposes:

1.	Election of directors;

2.	Approval of the Company’s 2009 Incentive Compensation Plan;

3.	Advisory approval of the appointment of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2010; and

4.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

          The Board of Directors of the Company has fixed October 8, 2009 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting.

          IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

November 13, 2009	By order of the Board of Directors,

Lyle Dickler Secretary

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on December 15, 2009.
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at www.sedonline.com.

* * * * * * *

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SED INTERNATIONAL HOLDINGS, INC.
4916 NORTH ROYAL ATLANTA DRIVE
TUCKER, GEORGIA 30084

PROXY STATEMENT

          This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of SED International Holdings, Inc. (the “Company”) in connection with the solicitation of proxies for use at the 2009 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 9:00 a.m., local time, on December 15, 2009, at the INTERCONTINENTAL WEST MIAMI located at 2505 North West 87th Avenue, Miami, Florida 33172, and at any adjournments thereof. The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the form of proxy will be first mailed on or about November 13, 2009, to the shareholders of the Company (the “Shareholders”) of record on the Record Date (as defined below), and the Company will bear all the costs associated with this solicitation.

THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

VOTING AND VOTE REQUIRED

          Each valid proxy given pursuant to this solicitation that is received in time for the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted (i) for the election of the nominees listed in this Proxy Statement to the Board (the “Election of Directors”), (ii) for the approval of the Company’s 2009 Incentive Compensation Plan (the “2009 Plan”), (iii) for the advisory approval for the appointment of the independent auditors for the fiscal year ending June 30, 2010 (the “Advisory Approval of Auditors”) and (iv) in accordance with the best judgement of the proxy holders on any other matter that may properly come before the meeting. The submission of a signed proxy will not affect a Shareholder’s right to attend and to vote in person at the Annual Meeting. Shareholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at the following address: SED International Holdings, Inc., 4916 North Royal Atlanta Drive, Tucker, Georgia 30084, Attn: Lyle Dickler, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Annual Meeting.

          Only Shareholders of record as of the close of business on October 8, 2009 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date there were 5,066,811 shares of common stock of the Company (“Common Stock”) outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Shareholder vote.

          According to the Bylaws, the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Annual Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Annual Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Annual Meeting: (i) the Election of Directors shall be by the holders of a plurality of the shares of Common Stock present in person or represented by proxy and (ii) the approval of the Plan and the Advisory Approval of Auditors shall be by the affirmative vote of the holders of a majority of the shares of Common Stock outstanding present or represented by proxy at the Annual Meeting. The Georgia Business Corporation Code does not provide for dissenter’s rights for any of the foregoing matters to be voted on at the Annual Meeting.

          Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether the matter has been approved by the Shareholders, abstentions have the same effect as negative votes for each proposal other than the Election of Directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether Shareholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General Information About the Board

          The Board currently consists of eight members, divided into three classes, Class I, Class II and Class III. Classes I and II consist of three directors each and Class III consists of two directors. The term of the Class III directors expires at this Annual Meeting. The terms of the Class I and Class II directors expire at the 2010 and 2011 annual meetings of Shareholders, respectively.

          Beginning with this Annual Meeting and pursuant to the charter amendment to declassify the Board, adopted by shareholders at the last annual meeting of Shareholders of the Company, effective as of January 21, 2009 (the “Declassification Date”), nominees for election to the Board will only be elected for terms in office until the next annual meeting of Shareholders immediately following his or her election, and until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation or removal. Directors elected prior to the Declassification Date can continue to hold office until the expiration of their current terms.

          The Board has nominated Stephen Greenspan and Joseph Segal for election as directors at this Annual Meeting, each to serve as such until the next annual meeting of Shareholders immediately following this Annual Meeting, and until his successor is duly elected and qualified or until the earlier of his death, resignation or removal. Proxies solicited by the Board will, unless otherwise directed, be voted for their election. Messrs. Greenspan and Segal are currently serving as Class III directors.

          Messrs. Greenspan and Segal have consented to serve as directors of the Company if elected. If at the time of this Annual Meeting any of the nominees are unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe that any of the nominees will be unable or will decline to serve as a director.

          The following is information, as of the Record Date, regarding the nominees including information furnished by them as to their principal occupations:

NOMINEES FOR DIRECTORS

Name	Age	Positions, Offices and other Information

Stephen Greenspan	68

Stephen Greenspan has been a director of the Company since May 2008. He was the Founder, Chairman, President and Chief Executive Officer of K&G Men’s Center, Inc. a formerly publicly traded men’s apparel retailer. Mr. Greenspan retired in 2002 and presently sits on the board of Floor and Décor Outlets of America, Inc., and works with a number of charities both personally as well as through his family foundation and charitable trust.

Joseph Segal	66

Joseph Segal was appointed to the Board in September 2005. Since 1998, Mr. Segal has served as managing partner in Cornerstone Capital Partners, LLC, a real estate investment firm operating in Georgia and Florida. Mr. Segal previously served as Chairman of the Board and Chief Operating Officer of Phoenix Communications, a commercial printing and publishing firm, until December 1997

The Board Unanimously Recommends a Vote FOR the Election of Stephen Greenspan and Joseph Segal
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.
*          *          *          *          *

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DIRECTORS CONTINUING IN OFFICE - CLASS I –
TERM TO EXPIRE AT THE 2010 ANNUAL MEETING

Name	Age	Positions, Offices and Other Information

Stewart I. Aaron	70

Stewart I. Aaron has been a director of the Company since November 1994. Mr. Aaron currently serves as the President of, LABS, Inc.; a silk plant manufacturer based in Atlanta, Georgia, and has held that position over the last 20 plus years. Additionally, he also currently serves as the President of Stewart Aaron and Associates, Inc, a real estate development company.

Arthur Goldberg	70

Arthur Goldberg has been a director of the Company since May 2008. He is currently the Chief Financial Officer of Clear Skies Solar, Inc. (OTCBB: CSKH). Prior to that he served as interim CFO of Milestone Scientific, Inc. (OTCBB: MLSS) from August 2007 to January 2008. From July 2006 to June 2007, Mr. Goldberg served as CAO and CFO of St. Luke’s School, a non-sectarian college prep school. From December 2005 to July 2006, Mr. Goldberg was a private accounting and business consultant. From February 1999 to November 2005, Mr. Goldberg was a partner in the firm of Tatum CFO Partners LLP, serving as an interim CFO for both public and private companies. Prior to 1999, Mr. Goldberg held several senior executive positions, including CFO and COO of a number of public companies. Mr. Goldberg received his B.B.A. from the City College of New York, his M.B.A. from the University of Chicago and his J.D. and LL.M. from New York University School of Law. Mr. Goldberg is also a Certified Public Accountant.

J. K Hage III	59

J.K. Hage III joined the Board in January 2009. He is the Managing Member of the law firm of Hage & Hage LLC., where he has practiced law since 1978. Mr. Hage is a founder of the Griffiss Institute, a nonprofit organization dedicated to research, training and services in information security. From November 2004 to May 2006, he served as its General Counsel and from February 2003 to November 2004, he served as its first Executive Director. Mr. Hage earned a B.A. from Hamilton College and a J.D. from Albany Law School and is admitted to both the New York and the Alaska Bars. Mr. Hage sits on the Nomination and Corporate Governance and the Legal Affairs Committees

DIRECTORS CONTINUING IN OFFICE –CLASS II— TERM TO EXPIRE AT THE 2011 ANNUAL MEETING

Name	Age	Positions, Offices and Other Information

Melvyn I. Cohen	69

Melvyn I. Cohen has been a director of the Company since November 1999. Mr. Cohen has been the sole member of M. Cohen and Company LLC, a certified public accounting firm in the State of New Jersey, since December 1994. Mr. Cohen has been a member of the American Institute of Certified Public Accountants and a member of the New Jersey Society of Certified Public Accountants since 1968. Mr. Cohen has been a Certified Public Accountant for over 35 years.

Jean A. Diamond	68

Jean A. Diamond was appointed to the Board in January of 2003, and was appointed Chairman of the Board of the Company on July 2, 2003. Mrs. Diamond was appointed Chief Executive Officer of the Company on June 21, 2005. Mrs. Diamond is a co-founder of the Company and has been an integral part of the Company since its inception. She also serves as Chief Executive Officer, with operational responsibilities in SED International, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company (“SED International”).

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Samuel A. Kidston	34

Samuel A. Kidston joined the Board in January 2009. He is the founder and Chief Investment Officer of North & Webster, LLC, an investment management and advisory firm and sits on the board of Sport-Haley, Inc. Prior to founding North & Webster, LLC, Mr. Kidston served as an equity analyst at BlackRock, Inc., from December 2001 to March 2006. Mr. Kidston earned a B.A. from Wesleyan University and is a Chartered Financial Analyst. Mr. Kidston sits on the Audit and Compensation Committees.

EXECUTIVE OFFICERS OF THE COMPANY

          The following table sets forth the names, ages and principal positions of the Company’s executive officers as of the Record Date:

Name	Age	Position with the Company

Jean Diamond	68	Chairman of Board, Chief Executive Officer
Jonathan Elster	37	President and Chief Operating Officer
Barry Diamond	67	Vice President – Purchasing
Mark DiVito	50	Vice President of Operations
Lyle Dickler	41	Chief Financial and Vice President of Finance

          The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Ms. Jean Diamond, whose business experience is discussed above).

          Barry Diamond has been with the Company since 1987. Mr. Diamond currently serves as Vice-President of Purchasing, responsible for managing the Company’s inventory. Prior to that, from 1987 to 2008 he was Vice-President of Product Management, responsible for the management of the Company’s wireless business. Mr. Diamond has been in the Wireless and Electronics Business for over thirty years. Mr. Diamond was Vice-President of Purchasing for All Brands/Brands Mart from 1970-1980. Mr. Diamond was President of Great Sounds of New York, a consumer electronics business, from 1980-1987. Barry Diamond is Jean Diamond’s brother-in-law.

          Jonathan Elster has been with the Company since 1995. Mr. Elster currently serves as Executive Vice President of the Company. Mr. Elster began his career with the Company as a sales representative in 1995. He has served as a Sales Manager from 1997 to 1999 and as Vice President-Sales from 1999 to 2000. In 2000, Mr. Elster was promoted to Senior Vice-President of Sales and Marketing and is responsible for sales and marketing operations of the Company. Mr. Elster has held the position of Executive Vice President since January 2004. Jonathan Elster is Jean Diamond’s son-in-law.

          Mark DiVito has been with the Company since 1996. Mr. DiVito currently serves as the Company’s Vice-President of Operations. Prior to that, he held the following positions with the Company: from August 1999 to January 2005, Vice-President of Human Resources; from July 1998 to August 1999, Director of Human Resources; and from September 1996 to July 1998, Director of Corporate Security.

          Lyle Dickler has been with the Company since June 2005. Mr. Dickler currently serves as the Company’s Chief Financial Officer, Vice-President of Finance, Secretary and Treasurer. Since joining the Company as its Controller in June 2005, Mr. Dickler has been promoted to Vice-President of Finance in July 2006 and Chief Financial Officer in May 2008. Prior to joining the Company, Mr. Dickler served from May 2003 to June 2005 as Controller for Okabashi Brands, Inc. From 2001 to 2003, Mr. Dickler served as Controller for PAI Industries, Inc.

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DIRECTOR MEETINGS AND COMMITTEES

Board Meetings during Fiscal 2009

          The Board held four quarterly meetings during fiscal 2009. All directors serving on the Board attended all quarterly meetings. All members serving on the Board attended the last annual meeting of Shareholders. The Company does not have a formal policy requiring each member of the Board to attend annual meetings of Shareholders.

Board Committees

          The Board has the following standing committees: Audit (the “Audit Committee”), Compensation (the “Compensation Committee”), Nominating and Corporate Governance (the “Nominating and Governance Committee”) and Legal Affairs (the “Legal Affairs Committee”).

Director Independence

          The Board has determined that Messrs. Aaron, Cohen, Goldberg, Greenspan, Hage, Kidston and Segal are independent as that term is defined in the listing standards of the NASDAQ. Messrs. Greenspan also serves as the Company’s Lead Independent Director. The primary function of the Lead Independent Director is to coordinate the activities of the other non-management directors, and perform such other duties and responsibilities as the Board may determine.

          The Board has not set specific, minimum qualifications that must be met by a director candidate. Rather, in evaluating candidates for recommendation to the Board, the Board considers the following factors, in addition to any other factors that it deems appropriate:

•	Whether the candidate is of the highest ethical character and shares the values of the Company;

•	Whether the candidate’s reputation, both personal and professional, is consistent with the image and reputation of the Company;

•	Whether the candidate’s characteristics, experiences, perspectives and skills would benefit the Board given the current composition of the Board;

•	whether the candidate is “independent”;

•	whether the candidate is free from material conflicts of interest that would interfere with the candidate’s ability to perform the duties of a director;

•

whether the candidate’s service as an executive officer of another company or on the boards of directors of other public companies would interfere with the candidate’s ability to devote sufficient time to discharge his or her duties as a director; and

•

if the candidate is an incumbent director, the director’s overall service to the Company during the director’s term, including the number of meetings attended, the level of participation and the overall quality of performance of the director.

          Shareholders who wish to recommend director candidates for consideration by the Board may do so by mailing a written recommendation to the Chairman of the Board, c/o Secretary, SED International Holdings, Inc. 4916 North Royal Atlanta Drive, Tucker, Georgia 30084. Such recommendation must include the following information:

•	the name and address of the Shareholder submitting the recommendation, the beneficial owner, if any, on

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whose behalf the recommendation is made and the director candidate;

•

the class and number of shares of stock of the Company that are owned beneficially and of record by the Shareholder and, if applicable, the beneficial owner, including the holding period for such shares as of the date of the recommendation;

•	full biographical information concerning the director candidate, including a statement about the director’s qualifications;

•	description of all arrangements or understandings among the Shareholder and the candidate and any other person or persons pursuant to which the recommendation is being made; and

•	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board and (2) to serve if appointed by the Shareholders.

          Recommendations by Shareholders for director candidates to be considered by the Chairman of the Board must be submitted not later than the 120th calendar day before the date the Company’s proxy statement was released to Shareholders in connection with the previous year’s annual meeting. The submission of a recommendation by a Shareholder in compliance with these procedures will not guarantee the selection of the Shareholder’s candidate or the inclusion of the candidate in the Company’s proxy statement.

Audit Committee

          The members of the Audit Committee are Messrs. Cohen, Goldberg and Kidston. The Audit Committee met seven times in fiscal 2009, with all members attending all meetings. The Audit Committee reviews and reports to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements. The Audit Committee is also responsible for engaging and overseeing our independent public auditors, the scope of the audit to be undertaken by such auditors and the pre-approval of any audit and permitted non-audit services provided by such auditors. A copy of the Audit Committee charter is posted on the Company’s website at www.sedonline.com.

          Audit Committee Financial Expert

          The Board has determined that Arthur Goldberg qualifies as the Company’s “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” under Nasdaq’s listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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AUDIT COMMITTEE REPORT

          Management is responsible for the Company’s financial statements and reporting process, including its system of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

          In performing its functions, the Audit Committee:

•

met with the Company’s independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	reviewed and discussed the Company’s audited financial statements with management of the Company;

•	reviewed and discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as it may be amended or supplemented; and

•

received the written disclosures and the letter from the independent accountants, as required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence.

          Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter, the Audit Committee approved the audited financial statements included in and authorized the filing of the Company’s Annual Report on Form 10-K.

          This report is respectfully submitted on behalf of the members of the Audit Committee:

Arthur Goldberg, Chairman
Melvyn I. Cohen
Samuel Kidston

Compensation Committee

          The members of the Compensation Committee are Messrs. Aaron, Kidston and Segal. The Compensation Committee met once in fiscal 2009, with all members attending that meeting. The Compensation Committee is responsible for setting annual and long-term performance goals for the Chief Executive Officer, evaluating her performance against these goals, and recommending her salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company. The Board established the Compensation Committee on August 26, 1998. In December 2008, the Board adopted a Compensation Committee charter. A copy of the Compensation Committee charter is posted on the Company’s website at www.sedonline.com.

Nominating and Corporate Governance Committee

          The members of the Nominating and Corporate Governance Committee are Messrs. Aaron, Greenspan and Hage. The Nomination Committee did not meet in fiscal 2008. In December 2008, the Board delegated corporate governance responsiblities to the committee and adopted a Nominating and Governance Committee charter. The Nominating and Governance Committee identifies and recommends nominees to the Board and

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oversees compliance with the Company’s corporate governance guidelines. A copy of the Nominating and Governance Committee charter is posted on the Company’s website at www.sedonline.com.

Legal Affairs Committee

          The members of the Legal Affairs Committee are Messrs. Goldberg, Greenspan and Hage. The Legal Affairs Committee was established by the Board in December 2008 to assist the Board and management in dealing with law-related issues on an ongoing basis and evaluates, assesses and recommends to the Board appropriate action with respect to related party transactions.

CODE OF ETHICS

          The Company has adopted a Code of Ethics (the “Code of Ethics”), which applies to all directors, officers and employees. A copy of the Code of Ethics is available on the Company’s website at www.sedonline.com. The Company intends to make any disclosures regarding amendments to, or waivers from, the Code of Ethics by posting such information on the Company’s website.

PROPOSAL 2
APPROVAL OF THE 2009 INCENTIVE COMPENSATION PLAN

Introduction

          In September 2009, the Board unanimously approved and adopted the Plan. The Plan will immediately become effective on the date our stockholders approve it (the “Effective Date”).

          The Plan will serve to align the interests of the participants with those of our stockholders through equity-based compensation alternatives, thereby promoting our long-term financial interests and enhancing long-term stockholder return. The Plan is intended to enhance our ability to effectively recruit, motivate and retain the caliber of employees and directors essential for our success and provide them with incentive compensation opportunities that are competitive with those of similar companies.

          Approval of the Plan, which allows awards to be granted under it for ten years, is intended to give us needed certainty and flexibility in designing and managing equity-based compensation to meet the needs of our business over an extended period of time.

Summary Description of the Plan

          The following is a brief summary of the material features of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A.

Administration and Operation

          The Plan will be administered by a committee of directors (each of whom will be a “non-employee director” for purposes of Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) and an “outside director” for purposes of Section 162(m) of the Code) designated from time to time by the Board.

          Subject to certain restrictions that are set forth in the Plan, the committee designated by the Board will have complete and absolute authority to make any and all decisions regarding the administration of the Plan, including the authority to construe and interpret the Plan and awards under the Plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the Plan, the committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the committee itself.

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Eligibility

          The persons eligible to receive awards under the Plan include all of our employees, directors, officers, agents and other service providers.

Shares Available for Issuance

          250,000 shares of Common Stock have been reserved by the Board for issuance under the Plan. The number of shares of Common Stock authorized and available for issuance under the Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Types and Terms of Awards

          Awards under the Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units. Subject to restrictions that are set forth in the Plan, the committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

          The committee shall be subject to the following specific restrictions regarding the types and terms of awards:

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.
•	No award may be granted after the expiration of the Plan (more than ten years after the Effective Date).

          No stock option can be “repriced” without the consent of the stockholders and of the option holder if the effect would be to reduce or increase the exercise price per share. For this purpose, “repricing” includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing or increasing the exercise price.

Change in Control

          If the applicable award agreement so provides, upon certain events constituting a change in control of the company, as specified in the Plan, immediately prior to the occurrence of the change in control all options subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock or restricted stock unit grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

          To the extent permitted by law, the Board, without the consent or approval of any Plan participant, may amend, suspend or terminate the Plan, so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the stockholders, however, in general the Board may not amend the Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the Plan. No Awards will be granted under the Plan after the tenth anniversary of the Effective Date.

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Federal Income Tax Consequences

          The following is a brief description of the material U.S. federal income tax consequences associated with awards under the Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

          Stock Options. There will generally be no federal income tax consequences to either us or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and we will, in general, receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss, as may be applicable.

          If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price will be taken into account in determining the optionees alternative minimum taxable income for purposes of calculating the alternative minimum tax. When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute, in general, long-term capital gain. If the holding period requirements set forth in the previous sentence are not met, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. In general, the Company will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

          Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company will be entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant, except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the committee.

          Restricted Stock Units. In the case of awards of restricted stock units, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company generally will be entitled to a corresponding tax deduction.

          If an award under the Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.

The Board Unanimously Recommends A Vote FOR The Approval of
the Plan and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

*	*	*	*	*

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PROPOSAL 3
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

          J.H. Cohn LLP has been the Company’s independent registered public accounting firm since 2005. Their audit report appears in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          Selection of the independent registered public accounting firm is not required to be submitted to a vote of the Company’s Shareholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. The Audit Committee expects to appoint J.H. Cohn LLP to serve as independent auditors to conduct an audit of the Company’s accounts for the 2010 fiscal year. However, the Board is submitting this matter to its Shareholders as a matter of good corporate practice. If the Shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain J.H. Cohn LLP, and may retain that firm or another without re-submitting the matter to the Shareholders. Even if Shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the Shareholders.

The Board Unanimously Recommends A Vote FOR This Proposal And Proxies That Are Signed And
Returned Will Be So Voted Unless Otherwise Instructed.

*	*	*	*	*

INDEPENDENT PUBLIC ACCOUNTANTS

          The firm of J.H. Cohn LLP has served as the Company’s independent registered public accounting firm since 2005.

          Audit and Non-Audit Fees

          The following table presents fees for professional audit services rendered by J.H. Cohn LLP for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2009 and 2008, respectively.

	2009	2008

Audit Fees
J. H. Cohn LLP (1)	$210,000	$266,000

(1)	J. H. Cohn LLP fees for fiscal 2009 are estimated.

          J.H. Cohn LLP fees for fiscal 2009 and 2008 include audit of the Company’s Annual financial statements and review of financial statements included in the Company’s Form 10-Q quarterly reports. J.H. Cohn LLP neither billed us any fees nor provided any services other than the audit services and fees included above.

The Audit Committee’s current practice is to pre-approve all audit services and all non-audit services to be provided to the Company by its independent auditor.

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EXECUTIVE COMPENSATION

Summary of Compensation

          The following table sets forth certain information with respect to compensation for the fiscal year ended June 30, 2009 earned by or paid to the Company’s Chief Executive Officer (principal executive officer), and two other most highly compensated executive officers whose total salary exceeded $100,000 in fiscal 2009 (the “Named Executive Officers”):

Name and Principal Position	Fiscal Year	Salary $	Cash Bonus $		Stock Awards $	All Other Compensation $ (2)	Total $

Jean A. Diamond	2009	316,135	—		44,375	25,200	385,710
Chairman of the Board	2008	288,317	—		29,584	22,216	340,117
and Chief Executive Officer	2007	281,285	—		—	19,880	301,165

Jonathan Elster	2009	261,108	—		35,500	14,502	311,110
President and Chief Operating	2008	259,990	15,240	(1)	23,667	16,494	315,151
Officer	2007	259,990	16,650		—	16,406	293,046

Barry Diamond	2009	208,644	5,500		35,500	3,250	252,894
Vice President of Wireless	2008	199,992	3,250		23,667	15,327	242,236
and Purchasing	2007	199,996	—		—	11,417	211,413

(1)	This amount was paid in fiscal 2009.
(2)	Auto expense reimbursement or auto use benefit
(3)

Reflects the value of the restricted stock that was charged to income in the reported period as reported on the Company’s financial statements. For a description of the assumptions made in the valuation, see the Share-Based Compensation section under Note 2, and the Restricted Stock section under Note 7, to the Company’s Financial Statements included in the Annual Report accompanying this proxy statement.

          The primary objective of the Company’s executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the Company’s mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, the Company strives to promote an ownership mentality among key leadership and the Board.

          It is the Company’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the Company’s shareholders. Each executive’s current and prior compensation is considered in setting future compensation. In addition, the Company reviews the compensation practices of other companies. To some extent, the Company’s compensation plan is based on the market and the companies we compete against for executive management. The elements of the Company’s plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the Company’s competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

Discussion of Summary Compensation and Plan-Based Awards

          The Company executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded, are described above under “Compensation Discussion and Analysis”. A summary of certain material terms of the Company’s compensation plans and arrangements is set forth below.

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Agreements with Certain Executive Officers

          The Company has employment agreements with each of the Named Executive Officers.

          The employment agreement with Jean Diamond has a five-year term currently expiring on July 1, 2014. Her agreement, as amended to date, (i) provides for an annual base salary of $316,000 (as of July 1, 2008), (ii) increases annually in an amount equal to the percentage increase, if any, in the Consumer Price Index for the month of June relative to the same prior year period plus such other increase as may be approved by the Board,, (iii) provides for an automobile allowance, and (iv) does not provide for an annual bonus. The agreement also provides that if a Change of Control (as hereinafter defined) occurs during her employment term and her employment is terminated (i) by the Company, or by her upon the occurrence of certain events, or (ii) by her in her sole discretion concurrently with, or within 30 days of, the date of the occurrence of the Change of Control, she will be entitled to a cash payment in an amount equal to all annual salary and other benefits owing to her for the period from the date of termination through the remainder of the term of her employment under the agreement. However, in no event shall the amount of any such cash payment be less than the aggregate of her then annual salary plus the value of all other benefits payable to her on an annualized basis under her employment agreement, as amended. A Change of Control is deemed to have occurred when, during the term of Ms. Diamond’s employment pursuant to her employment agreement, (i) any individual, entity, group or association becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s or SED International’s then-outstanding securities entitled to vote generally in the election of directors; (ii) a change in a majority of directors of the Board and such new directors were not appointed, approved or nominated by the Board; or (iii) all or substantially all of the assets of the Company or SED International are sold, conveyed, transferred or otherwise disposed of, in one or more transactions, without the approval of the Board or the board of directors of SED International, as the case may be.

          The employment agreement with Jonathan Elster, effective as of July 1, 2004, originally for a term of five years, has been extended through July 1, 2010. Mr. Elster’s annual compensation includes an annual base salary of $261,700 plus an annual bonus in an amount equal to three percent (3%) of the Company’s Pre-tax Adjusted Annual Income. The Company’s “Pretax Adjusted Annual Income” means with respect to a given fiscal year (a) the sum of earnings before taxes as reported on its audited consolidated statement of operations for such fiscal year, excluding extraordinary non-operational costs and profits. He is also entitled to participate in all of the Company’s employee benefit programs available to management executives, including health and long-term disability insurance. The Company may terminate Mr. Elster’s employment for “good cause,” as defined in his employment agreement. In addition, upon termination of his employment, Mr. Elster has agreed not to solicit customers of the Company for a period of a one (1) year from the date of termination.

          The employment agreement with Barry Diamond, effective November 20, 2008, is for a term of two years. Mr. Diamond’s annual compensation includes an annual base salary of $215,000. He is also entitled to participate in all of the Company’s employee benefit programs available to management executives, including health and long-term disability insurance. The Company may terminate Mr. Diamond’s employment for “good cause,” as defined in his employment agreement. In addition, upon termination of his employment, Mr. Diamond has agreed not to solicit customers of the Company for a period of a one (1) year from the date of termination.

Equity Compensation Plans

          The Company has granted stock options under the “1991 Plan”, the “1995 Directors Plan”, the “1997 Plan” and the “1999 Plan”, which are utilized to promote the long-term financial interest of the Company. The Compensation Committee of the Board administers the stock option plans. In the aggregate, such plans authorize the granting of up to 2,441,500 shares of Common Stock to directors, officers and key employees. All of these plans were approved by Shareholders with the exception of the “1999 Plan”.

          The “1999 Plan”, established on July 20, 1999 for a term of ten years authorizes the Company to grant up to 1,200,000 shares of Common Stock to employees, directors and consultants of the Company and is

13

intended to be a “board-based plan” in that, at all times not more than fifty percent (50%) of the optionees and recipients of the plan shall be officers or affiliates. Under the plan, the Company may grant both nonqualified options and restricted stock awards and have an option or award price of the fair market value of the Common Stock on the date of grant. Unless otherwise specified by the Compensation Committee, options and restricted awards vest ratably over a four-year period. All grants expire no later than 10 years from the date of grant. No stock options or awards were granted in fiscal 2009.

          The following table sets forth certain information as of June 30, 2009, relating to all of the foregoing equity compensation plans:

Equity Compensation Plans Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity compensation plans approved by security holders	282,075	$2.08
Equity compensation plans not approved by security holders	221,584	$3.03	801,841

Total	503,659	$2.50	801,841

          In July 2009, the 1999 Plan expired and the remaining 801,841 shares that were available for future grants under the plan were no longer reserved for grants thereunder.

          On October 23, 2007, the Board adopted the SED International Holdings, Inc. 2007 Restricted Stock Plan (the “Stock Plan”) for the purposes of attracting and retaining the personnel necessary for the Company’s success. The Stock Plan covers employees and others who perform services for the Company including directors and consultants. A total of 750,000 shares of the Company’s authorized and unissued shares of Common Stock were reserved for grants under the Stock Plan. The Stock Plan is administered by the Board and/or Compensation Committee. As of June 30, 2009, 715,000 shares were outstanding under the Stock Plan. No shares had vested under the Stock Plan as of June 30, 2009.

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Outstanding Equity Awards

          The following table sets forth certain information with respect to outstanding equity awards at June 30, 2009 with respect to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards			Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Shares or Units of Stock that have not vested ($)(3)

Jean Diamond	50,000	1.96	10/15/2011	125,000	137,500

Total	50,000

Jonathan Elster	62,500	1.96	10/15/2011	100,000	110,000

Total	62,500

Barry Diamond	40,000	1.96	10/15/2011	100,000	110,000
	50,000	0.44	1/15/2013

Total	90,000

(1)	Represents stock option grants at fair market value on the date of grant.
(2)

The restricted shares of Common Stock are subject to forfeiture prior to vesting and begin vesting in equal amounts on the second, third and fourth anniversaries of the grant date pursuant to the provisions of a restricted stock agreement.

(3)	Based on the closing price per share of $1.10 as reported on the OTCBB on June 30, 2009.

Director Compensation

Beginning in January 2009, our “independent” directors receive the following compensation:

•

An annual fee of $60,000 of which 50% shall be paid in quarterly installments of cash and 50% shall be paid by an annual award of restricted shares of Common Stock which shall immediately vest upon issuance;

•	The Chairman of the Audit Committee is paid an additional annual fee of $20,000 and each committee member is paid an additional annual fee of $5,000 for their services on the committee;
•	The Chairman of the Compensation Committee is paid an additional annual fee of $5,000 and each committee member is paid an additional annual fee of $2,000 for their services on the committee;
•	The Chairman of the Legal Affairs Committee is paid an additional annual fee of $5,000 and each committee member receives an additional annual fee of $2,000 for their services on the committee;
•

The Chairman of the Nominating and Corporate Governance Committee is paid an annual fee of $5,000 and each committee member receives an additional annual fee of $2,000 for their services on the committee;

•	The Lead Independent Director is paid an additional $5,000 per year.

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          The following table sets forth the compensation paid to our independent directors for the fiscal year ended June 30, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Stewart I. Aaron	51,540	35,000	86,540
Melvyn I Cohen	59,540	35,000	94,540
Joe Segal	46,790	35,000	81,790
Art Goldberg	51,540	35,000	86,540
Steve Greenspan	46,540	35,000	81,540
J. K. Hage, III	18,154	25,000	43,154
Samuel Kidston	19,654	25,000	44,654

(1) Reflects the value of the restricted stock that was charged to income in the reported period as included in the Company’s financial statements. For a description of the assumption made in the valuation of restricted stock, see the Share-Based Compensation under Note 2, and the Restricted Stock Section under Note 7, to the Company’s Financial Statements included in the Annual Report which accompanies this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

          The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our outstanding Common Stock by (i) the Named Executive Officers, (ii) the Company’s directors and director nominees, (iii) each person we know to beneficially own more than 5% of our outstanding Common Stock and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)

Stewart I. Aaron	57,857	(1)	1.13%
Melvyn I. Cohen	105,857	(2)	2.06%
Barry Diamond	198,255	(3)	3.84%
Jean Diamond	650,426	(4)	12.71%
Jonathan Elster	166,000	(5)	3.24%
Arthur Goldberg	24,857	(6)	*
Stephen Greenspan	22,857	(6)	*
J. K. Hage, III	140,045	(7)	2.76%
Samuel Kidston	386,096	(8)	7.62%
Joseph Segal	22,857	(6)	*
All current directors and executive officers as a group (12) persons	1,943,137	(9)	35.89%

5% Shareholders:
FMR Corp	480,000	(10)	9.47%
Allen R. Earl	458,408	(11)	9.05%
Hummingbird Management LLC	284,200	(12)	5.61%
North & Webster Entities	386,096	(8)	7.62%

          *          Represents less than one percent of our outstanding Common Stock.

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(1)

The shares include options for 35,000 shares of Common Stock and 22,857 restricted shares of Common Stock granted on July 1, 2008, which are subject to vesting and forfeiture over a two year period pursuant to the provisions of a restricted stock agreement.

(2)

The shares indicated include options for 83,000 shares of Common Stock and 22,857 restricted shares of Common Stock granted on July 1, 2008, which are subject to vesting and forfeiture over a two year period pursuant to the provisions of a restricted stock agreement.

(3)

The shares include options for 90,000 shares of Common Stock and 100,000 restricted shares of Common Stock granted on October 23, 2007 which are subject to vesting and forfeiture over a four year period pursuant to the provisions of a restricted stock agreement.

(4)

The shares indicated include options for 50,000 shares of Common Stock and 125,000 restricted shares of Common Stock granted on October 23, 2007 which are subject to vesting and forfeiture over a four year period pursuant to the provisions of a restricted stock agreement. The shares include 271,426 shares held by a trust for the benefit of Ms. Diamond and which Ms. Diamond serves as co-trustee.

(5)

The shares include options for 62,500 shares of Common Stock and 100,000 restricted shares of Common Stock granted on October 23, 2007 which are subject to vesting and forfeiture over a four year period pursuant to the provisions of a restricted stock agreement.

(6)

The shares include 22,857 restricted shares of Common Stock granted on July 1, 2008 which are subject to vesting and forfeiture over a two year period pursuant to the provisions of a restricted stock agreement, for Messrs. Goldberg, Greenspan and Segal.

(7)

The shares include 26,845 restricted shares of Common Stock granted January 1, 2009, which are subject to vesting and forfeiture over a two year period pursuant to the provisions of a restricted stock agreement.

(8)

The shares consist of (i) 26,845 restricted shares of Common Stock granted January 1, 2009 which are subject to vesting and forfeiture over a two year period pursuant to the provision of a restricted stock agreement and (ii) 352983 shares of Common Stock owned in the aggregate by North & Webster Value Opportunities Fund, LP, North & Webster Fund II, LP and North & Webster, LLC (collectively, the “North & Webster Entities”). North & Webster, LLC is the general partner of both of North & Webster Value Opportunities Fund, LP and North & Webster Fund II, LP. Mr. Kidston is a Managing Member of North & Webster, LLC and disclaims beneficial ownership of the shares of Common Stock beneficially owned by the North & Webster Entities except to the extent of his pecuniary interest therein. The principal business address of the North & Webster Entities is c/o North & Webster, LLC, 10 Tower Office Park, Suite 420, Woburn, MA 01801.

(9)

Includes 348,000 shares underlying outstanding options and 574,285 restricted shares of Common Stock granted on October 23, 2007 and May 13, 2008 and 114,285 restricted shares granted on July 1, 2008, which are subject to vesting and forfeiture over a four year period pursuant to the provisions of a restricted stock agreement.

(10)

All of the shares indicated are deemed beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment adviser to Fidelity Low-Priced Stock Fund, the owner of the 480,000 shares. FMR Corp.’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(11)	All of the shares indicated are deemed beneficially owned by Allyn R. Earl. Mr. Earl’s address is 38 Dwight Avenue, Clinton, New York 13323-1600
(12)	Hummingbird Management LLC’s address is 145 E. 57th street, 8th floor, New York, NY 10022.

          The business address and telephone number of each of Jean Diamond, Jonathan Elster, Barry Diamond, Mark DiVito, Lyle Dickler, Stewart I. Aaron, Melvyn I. Cohen, Arthur Goldberg, Stephen Greenspan, Joseph Segal, Samuel Kidston and J.K. Hage III are c/o SED International Holdings, Inc., 4916 North Royal Atlanta Drive, Tucker, Georgia 30084 and (770) 491-8962.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Corporate Governance

          The Company’s policy is that transactions with another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of the Company’s disinterested directors. Related party transactions are reviewed and approved by the Legal Affairs Committee and the Board.

Transactions with Related Parties

Lease of Headquarters

          On August 6, 2009, the Board unanimously approved a two-year extension of the Company’s existing headquarter lease with the Diamond Chip Group LLC which extended the lease term through September 30,

17

2011. Under the terms of the extension, beginning on October 2, 2009 through the end of the extended term of September 30, 2011, the Company’s annual rental rate was reduced by approximately $40,000 per year from approximately $328,000 to $288,000 and the Company will continue to occupy the premises under the same existing lease terms and conditions.

          The members of the Diamond Chip Group LLC include the Marital Trust for the benefit of Jean Diamond and Jean Diamond, who own respectively 37.5% and 62.5% of the outstanding interests in the LLC. Jean Diamond is Chairman of the Board and Chief Executive Officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent Shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with during the fiscal year ended June 30, 2009.

COMMUNICATIONS WITH DIRECTORS

          It is the policy of the Company that Shareholders may, at any time, communicate with the Board by mailing a written communication to such director, c/o Secretary, SED International Holdings, Inc., 4916 North Royal Atlanta Drive, Tucker, Georgia 30084. All communications received in accordance with these procedures will be reviewed by the office of the Secretary of the Company and forwarded to the Board unless such communications are considered, in the reasonable judgment of the office of the Secretary of the Company, to be improper for submission to the intended recipient. Examples of Shareholder communications that would be considered improper for submission include, without limitation, communications that:

•	do not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;

•	relate to routine or insignificant matters that do not warrant the attention of the Board;

•	are advertisements or other commercial solicitations;

•	are frivolous or offensive; or

•	are otherwise not appropriate for delivery to directors.

ANNUAL REPORT

          The Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2009 has been enclosed with this proxy statement (the “Annual Report”). The Annual Report includes our audited financial statements for the fiscal year ended June 30, 2009, along with other financial information and management discussion about the Company, which we urge you to read carefully. The financial statements are not part of the proxy soliciting material.

          The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, filed with SEC, is included in the Annual Report, which accompanies this proxy statement.

18

HOUSEHOLDING

          The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Annual Reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement and Annual Report addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for Shareholders and cost savings for companies. Some brokers household proxy materials and Annual Reports, delivering a single proxy statement and Annual Report to multiple Shareholders sharing an address, although each Shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, please notify your broker. If you would like to receive a separate copy of this year’s proxy statement or Annual Report from the Company directly, please contact the Company by:

•	writing to:

SED International Holdings, Inc.,
4916 North Royal Atlanta Drive,
Tucker, Georgia 30084
Attention: Lyle Dickler, Secretary; or

•	telephoning the Company at: (770) 491-8962.

Shareholder Proposals for the 2010 Annual Meeting

          Shareholders interested in presenting a proposal for consideration at the 2010 annual meeting of Shareholders must follow the procedures found in Rule 14a-8 under the Exchange Act and the Company’s bylaws. To be eligible for inclusion in the Company’s proxy materials relating to its 2010 annual meeting of Shareholders, all qualified proposals must be received by the Company’s Secretary no later than July 16, 2010. A Shareholder’s notice must set forth, other than proposals for a director nominee, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on the Company’s books, of the Shareholder proposing such business; (iii) the class and number of shares beneficially owned by such Shareholder; (iv) the date or dates upon which the Shareholder acquired such shares; (v) a representation that the Shareholder is a holder of record of shares of the Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the Shareholder in such proposal or nomination.

OTHER MATTERS

          The Board does not know of any other matters to be presented at the Annual Meeting for action by Shareholders. If any other matters requiring a vote of the Shareholders arise at the Annual Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgement of the persons acting under the proxies.

          The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

          A list of Shareholders entitled to be present and vote at the Annual Meeting will be available during the Annual Meeting for inspection by Shareholders who are present.

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          If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to
Be Held on December 15, 2009.
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy
Statement are available at www.sedonline.com.

* * * * * * *

By Order of the Board of Directors,

Dated:	November 13, 2009
Tucker, Georgia

20

APPENDIX A

SED INTERNATIONAL HOLDINGS, INC.

2009 INCENTIVE COMPENSATION PLAN

I. PURPOSES

          1.1 Purposes. The purposes of this 2009 INCENTIVE COMPENSATION PLAN (as the same may be amended from time to time, the “Plan”) are (i) to advance the interests of SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (the “Company”), and its Subsidiaries (as defined below) and stockholders by strengthening the ability of the Company and its Subsidiaries to attract and retain employees, officers and directors of experience and ability and (ii) to furnish an additional incentive to such persons to expend their best efforts on behalf of the Company or any such Subsidiary.

          1.2 Types of Awards. The Plan provides for the granting of the following types of Awards:

(a)	Incentive Options (as defined below);

(b)	Nonstatutory Options (as defined below);

(c)	Restricted Stock Awards (as defined below); and

(d)	Restricted Stock Units (as defined below).

          1.3 Effectiveness. The Plan shall be effective on the date it is adopted by the Board of Directors of the Company (the “Board”) or such later date as may be designated by them (the “Effective Date”).

II. CERTAIN DEFINITIONS

          In addition to any terms defined elsewhere in the Plan, the following capitalized terms shall have the following respective meanings as used in the Plan:

          2.1 “Arbitration Notice” has the meaning given to that term in Section 9.20.

          2.2 “Available Shares” has the meaning given to that term in Section 3.2.

          2.3 “Award” means the grant of any form of Option, Restricted Stock Award, or Restricted Stock Unit, whether granted singly, in combination, or in tandem, to a Holder pursuant to such terms, conditions and limitations as the Committee may establish from time to time in order to fulfill the objectives of the Plan.

          2.4 “Award Agreement” means the written document or agreement evidencing the grant of an Award by the Company to a Holder and any additional terms, conditions or limitations with respect to such grant.

          2.5 “Board of Directors” means the board of directors of the Company.

          2.6 “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.

          2.7 “Change in Control” means:

                    (a) Any “person” (solely for purposes of this Section 2.7, defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) or more than one person acting as a group (as defined in paragraph (c) below) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company’s outstanding stock;

                    (b) There is a change in the composition of the Board of Directors over a period of twelve (12) consecutive months or less such that a majority of the members of the Board of Directors (rounded up to the nearest whole number) cease to be individuals who either (x) have been members of the Board of Directors continuously since the beginning of such period or (y) have been elected or nominated for election as members of the Board of Directors during such period by a majority of the members of the Board of Directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board of Directors; or

                    (c) The sale of all or substantially all of the assets of the Company.

                         It is intended that the Change in Control events described in this definition meet the requirements for a “Change in Control Event” as described in Section 1.409A-3(i)(5) of the Treasury Regulations promulgated under Section 409A, and the term “Change in Control” shall be interpreted and applied for all purposes of this Plan in a manner consistent with such intent.

          2.8 “Code” means the Internal Revenue Code of 1986, as amended.

          2.9 “Committee” means the Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors pursuant to Article IV to administer the Plan.

          2.10 “Company” has the meaning given to that term in Section 1.1.

          2.11 “Covered Event” means (a) the commission by a Holder of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary; (b) the commission by a Holder of an act of fraud in the performance of such Holder’s duties on behalf of the Company or a Subsidiary; (c) the continuing failure of a Holder to perform the duties of such Holder to the Company or a Subsidiary (other than such failure resulting from the Holder’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the Holder by the Company; or (d) the order of a court of competent jurisdiction requiring the termination of the Holder’s employment.

          2.12 “Date of Grant” has the meaning given to that term in Section 5.4.

          2.13 “Designated Beneficiary” has the meaning given to that term in Section 9.7.

          2.14 “Disability” has the meaning given it in the employment agreement between the Company or a Subsidiary and the Holder; provided, however, that if the Holder has no such employment agreement or such term is not defined in the employment agreement, “Disability” shall mean that (1) the Committee has determined that the Holder has a permanent physical or mental impairment of sufficient severity as to prevent the Holder from performing duties for the Company or Subsidiary, as applicable, and (2) the Committee or the Company or the relevant Subsidiary has provided written notice to the Holder that the Holder’s employment is terminated due to a permanent “Disability” pursuant to this Section. Notwithstanding the preceding sentence, with respect to any Award constituting a deferral of compensation subject to the requirements of Section 409A, “Disability” shall mean that a Holder is “disabled” within the meaning of Section 409A(a)(2)(C). The Committee may establish any process or procedure it deems appropriate for determining whether a Holder has a “Disability.”

          2.15 “Dispute” has the meaning given to that term in Section 9.20.

          2.16 “Effective Date” has the meaning given to that term in Section 1.3.

           2.17 “Eligible Individuals” means directors, officers, employees and agents of, and other providers of services to, the Company or any of its Subsidiaries.

          2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          2.19 “Exercise Notice” has the meaning given to that term in Section 6.6 (with respect to Options).

          2.20 “Exercise Price” has the meaning given to that term in Section 6.5.

          2.21 “Fair Market Value” means a per share value defined as follows, for a particular day:

                    (a) Subject to Section 2.21(d), if shares of Stock of the same class are listed on any national securities exchange at the date of determination of Fair Market Value, then the closing price of one share on that exchange (or, if more than one exchange, the exchange determined by the Committee to be used for such purpose) on the date in question or, if such day is not a Business Day or no such closing price is reported for that day, on the last Business Day for which such a closing price is reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that exchange; or

                    (b) Subject to Section 2.21(d), if shares of Stock of the same class are not listed as provided in Section 2.21(a) and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC Bulletin Board of the National Association of Securities Dealers, Inc. at the date of determination of Fair Market Value, then the mean between the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

                    (c) If shares of Stock of the same class are not listed as provided in Section 2.21(a) and bid and asked prices therefor are not reported by the OTC Bulletin Board as provided in Section 2.21(b) at the date of determination of Fair Market Value, then the value determined by the Committee; or

                    (d) If shares of Stock of the same class are listed as provided in Section 2.21(a) or bid and asked prices therefor are reported by the OTC Bulletin Board as provided in Section 2.21(b) at the date of determination of Fair Market Value, but the volume of trading is so low that the Committee determines that such prices are not indicative of the fair value of the Stock, then the value determined by the Committee.

          2.22 “Holder” means an Eligible Individual to whom an Award has been granted.

          2.23 “Incentive Option” means an incentive stock option as defined under Section 422 of the Code.

          2.24 “Maximum Shares” has the meaning given to that term in Section 3.1.

          2.25 “NASDAQ” means the Nasdaq Stock Market, Inc.

          2.26 “Non-Employee Director” means a person who is a “Non-Employee Director” as that term is used in Rule 16b-3.

          2.27 “Nonstatutory Option” means a stock option that (i) does not satisfy the requirements for an incentive stock option under Section 422 of the Code; (ii) that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option; or (iii) is modified in accordance with Section 9.3(b) to be an option other than an Incentive Option.

          2.28 “Normal Retirement” means the termination of the Holder’s employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder attains age seventy (70) or such other date the Committee or the Board of Directors shall designate (but for purposes of clarification excludes any termination of employment as a result of a Covered Event).

          2.29 “Option” means either an Incentive Option or a Nonstatutory Option, or both.

          2.30 “Option Agreement” means an Award Agreement for an Option.

          2.31 “Outside Director” means an “outside director” as that term is used in Section 162(m).

          2.32 “Person” means any individual, partnership, joint venture, corporation, trust, unincorporated organization, association, limited liability company, joint stock company, government or any department or agency thereof, or any other form of association or entity.

          2.33 “Plan” has the meaning given to that term in Section 1.1.

          2.34 “Restricted Stock Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VII, of Stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option or a Restricted Stock Unit whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

          2.35 “Restricted Stock Unit” means the grant of a unit representing a contingent right to receive a specified number of shares of Stock issued and delivered at the end of a specified period, subject to the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII.

          2.36 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act.

          2.37 “Section 162(m)” means Section 162(m) of the Code.

          2.38 “Section 409A” means Section 409A of the Code.

          2.39 “Securities Act” means the Securities Act of 1933, as amended.

          2.40 “Stock” means the Company’s authorized common stock, par value $0.01 per share, or any other securities, property or assets that are substituted for the Stock as provided in Section 9.2.

          2.41 “Subsidiary” means an entity, as may from time to time be designated by the Committee, that is (i) a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), or (ii) any other entity that the Company controls, directly or indirectly. For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of Voting Securities, by contract or otherwise.

          2.42 “Ten Percent Stockholder” shall have the meaning given to that term in Section 5.2.

          2.43 “Voting Securities” means any securities that at the applicable time are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

III. SHARES OF STOCK SUBJECT TO THE PLAN

          3.1 Maximum Shares. Subject to the provisions of Sections 3.2, 3.3, 3.6 and Section 9.2, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan (the “Maximum Shares”) shall be equal to two hundred fifty thousand (250,000) shares of Stock.

          3.2 Available Shares. Except as otherwise provided in Section 3.3, at any time, the number of shares of Stock that may then be made subject to issuance or transfer pursuant to new Awards under the Plan (the “Available Shares”) shall be equal to (a) the number of Maximum Shares minus (b) the sum of (1) the number of shares of Stock subject to issuance or transfer upon exercise or settlement of the then outstanding Awards granted under this Plan; and (2) the number of shares of Stock issued or transferred upon exercise or settlement of Awards granted under this Plan.

          3.3 Restoration of Unused Shares. If Stock subject to any Award under this Plan is not issued or transferred, or ceases to be issuable or transferable, for any reason, including the termination, forfeiture, unexercised expiration, exchange for other Awards under this Plan or settlement in cash in lieu of Stock, of an Award under this Plan, the shares of Stock that were subject to that Award shall no longer be charged against the number of Maximum Shares in calculating the number of Available Shares under Section 3.2 and shall again be included in Available Shares.

          3.4 Description of Shares. The shares of Stock to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time. All shares of Stock issued or transferred as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

          3.5 Listing, Registration, etc. of Shares. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Stock covered by the Plan upon any national securities exchange or other trading system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Stock under the Plan, no shares of Stock shall be issued or transferred under the Plan unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors. Nothing in the Plan shall require the Company to list, register or qualify any securities, to obtain any such consent or approval, or to maintain any such listing, registration, qualification, consent or approval.

          3.6 Reduction in Outstanding Shares of Stock. Nothing in this Article III shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued or transferred pursuant to an Award or thereafter issued or transferred pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

IV. ADMINISTRATION OF THE PLAN

          4.1 Committee. The Board of Directors shall designate the Committee to administer the Plan, each member of which shall at all times be (a) a Non-Employee Director and (b) an Outside Director. The number of individuals that shall constitute the Committee shall be determined from time to time by the Board of Directors, but shall be no fewer than two (2) individuals.

          4.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two (2) or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

          4.3 Meetings and Actions of Committee. The Board of Directors shall designate the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors designates a new chairman. The Committee shall hold its meetings at such times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan and the Company’s Certificate of Incorporation and Bylaws (in each case as amended from time to time), Rule 16b-3 and Section 162(m), to the extent applicable, as the Committee may deem advisable.

          4.4 Committee’s Powers. Subject to the express provisions of the Plan, any applicable Award Agreement, Rule 16b-3 and Section 162(m), to the extent applicable, the Committee shall have the authority (a) to adopt, amend, and rescind administrative, interpretive and other rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, Restricted Stock Awards and Restricted Stock Units, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) except as provided in Section 9.6, the effect of leaves of absence and the effect of transfers of an Eligible Individual’s employment from the Company to a Subsidiary or from a Subsidiary to the Company (consistent with any applicable regulations of the Internal Revenue Service and any other requirements of applicable law with respect to the same); (e) to construe the respective Award Agreements, the Plan, and any rules or regulations with respect thereto; (f) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (g) to reduce, eliminate or accelerate any restriction or vesting requirement applicable to an Award at any time after the grant of an Award or to extend the time for exercising any Option (but not beyond the original ten year term), Restricted Stock Awards and Restricted Stock Units; (h) to amend any Award Agreement or waive any provision, condition or limitation thereof; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals; (j) to take or refrain from taking such other actions as are described in the Plan as within the purview of the Committee; and (k) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), to the extent applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect. Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Eligible Individuals who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement. The determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement shall, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement, be made in the sole discretion of the Committee (subject to modification or rescission by the Board of Directors, if consistent with Rule 16b-3 and Section 162(m), to the extent applicable) and shall be final, binding and conclusive.

          4.5 Counsel, Consultants and Agents. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultants and any computation received from any such consultants or agents. Expenses incurred by the Committee in the engagement of any such counsel, consultants or agents shall be paid by the Company.

V. ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS

          5.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof (and, with respect to Incentive Options, satisfy the requirements of Section 5.2). Notwithstanding the preceding sentence, except as indicated by Section 1.409A-1(b)(5)(iii)(E) of the Code and except as may otherwise be provided in guidance issued by the Internal Revenue Service under Section 409A of the Code, a person shall not be awarded an Option pursuant to the Plan if the Subsidiary by which such person is employed (or to which such person provides services) would not be considered part of the same “single employer” as the Company under Sections 414(b) and 414(c) of the Code.

          5.2 Limitation for Incentive Options. Notwithstanding any provision contained in the Plan to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Eligible Individual employed by the Company or any Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) at the time of the grant thereof, and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) (a “Ten Percent Stockholder”). Nevertheless, clause (b) of the foregoing sentence of this Section 5.2 shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of the Fair Market Value per share of Stock and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the Date of Grant.

          5.3 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. The Committee shall also determine the number (or the method of determining the number) of shares of Stock, or amounts (or method of determining the amounts) of cash or other property or assets, subject to each of the Awards.

          5.4 Date of Grant. The date on which the Award covered by an Award Agreement is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award. Except as otherwise determined by the Committee, in no event shall a Holder gain any rights with respect to an Award in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company and (if required in the Award Agreement) the Holder. The Committee may invalidate an Award at any time before the Award Agreement is executed by the Holder (if such execution is required) or is delivered to the Holder (if such execution is not required), and any such invalidated Award shall be treated as never having been granted.

          5.5 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and, if required in the Award Agreement, by the Eligible Individual to whom the Award is granted, and that includes such terms, conditions and limitations that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently.

          5.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

          5.7 Payment of Taxes. The Committee may require a Holder to pay to the Company (or, if the Holder is an employee of a Subsidiary of the Company, to such Subsidiary), with respect to an Option, at the time of the exercise of such Option, and with respect to a Restricted Stock Award or Restricted Stock Unit, at such time or times as may be designated by the Committee, the amount that the Committee deems necessary to satisfy the Company’s or such Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes associated with the exercise, grant or payment with respect to the relevant Award. Upon the exercise of an Option requiring tax withholding (or, with respect to a Restricted Stock Award or Restricted Stock Unit, prior to such time or times as such payment is due from the Holder to the Company or such Subsidiary), the Holder may (a) request that the Company withhold from the shares of Stock to be issued or transferred to the Holder the number of shares (based upon the shares’ Fair Market Value per share as of the day before the date of withholding) necessary to satisfy the Company’s or such Subsidiary’s obligation to withhold taxes, the determination as to such obligation to be based on the shares’ Fair Market Value per share as of the day before the date of exercise (with respect to an Option) or as of the date on which tax withholding is to be made (with respect to Restricted Stock Awards or Restricted Stock Units); (b) request that the Holder be allowed to deliver to the Company sufficient shares of Stock (based upon the shares’ Fair Market Value per share as of the day before the date of such delivery) to satisfy the Company’s or such Subsidiary’s tax withholding obligations; or (c) deliver sufficient cash to the Company to satisfy the Company’s or such Subsidiary’s tax withholding obligations. Holders who wish to proceed under clause (a) or (b) above must make their request to do so at such time and in such manner that the Committee prescribes from time to time, and such transaction shall be effected in accordance with such procedures as the Committee may establish from time to time. Notwithstanding the foregoing, however, the Committee may, at its sole option, deny any Holder’s request to proceed under clause (a) or (b) above or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock or cash. In the event the Committee subsequently determines that the cash amount or the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or tendered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency. The Company may also, if the Committee so elects, retain any cash and any certificates evidencing shares of Stock to which such Holder is entitled upon the exercise of the Option or in connection with a Restricted Stock Award or in settlement of a Restricted Stock Unit as security for the payment of any tax withholding obligation until satisfied, and the Company shall have all rights of a secured creditor under the applicable Uniform Commercial Code with respect to the same.

          5.8 Forfeiture and Restrictions on Transfer; Other Conditions. Without limitation of any other provisions of the Plan or any power of the Board of Directors or the Committee hereunder, any Award Agreement may contain or otherwise provide for, in addition to any terms, conditions or limitations required or permitted by other provisions of the Plan, such other terms, conditions or limitations as the Committee may deem advisable or proper from time to time provided any such additional term, condition or limitation is not inconsistent with the terms of the Plan, including (i) restrictions on the transferability of the Award; (ii) restrictions or the removal of restrictions upon the exercise of an Award; (iii) restrictions or the removal of restrictions on the retention or transfer of any shares of Stock acquired pursuant to an Award or otherwise; (iv) options and rights of first refusal in favor of the Company and one or more stockholders of the Company; (v) requirements that the Holder render substantial services to the Company or one or more of its Subsidiaries for a specified period of time; (vi) restrictions on disclosure and use of certain information regarding the Company or other Persons; (vii) restrictions on solicitation of employees and other Persons; (viii) restrictions on competition; and (ix) other terms, conditions or limitations; all of which as the Committee may deem proper or advisable from time to time.

VI. TERMS AND CONDITIONS OF OPTIONS

          6.1 Compliance with Option Agreement. All Options granted under the Plan shall comply with, and the related Option Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) and also to the terms, conditions and limitations set forth in Article IX (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option); provided, however, that the Committee may authorize an Option Agreement that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations of Article IX. The Committee may also authorize an Option Agreement that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Option Agreement unless the Option Agreement expressly states that such term, condition or limitation applies.

          6.2 Number of Shares; Type of Award. Each Option Agreement shall state the total number of shares of Stock to which it relates. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be.

          6.3 Vesting. The Option Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Option or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting. Any or all of the foregoing shall be determined by the Committee or the Board of Directors in their sole and absolute discretion.

          6.4 Expiration. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten (10) years (or, with respect to a Ten Percent Stockholder, five (5) years) commencing on the Date of Grant of the Incentive Option.

          6.5 Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”), which shall not be less than the greatest of (a) the par value per share of the Stock, (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option, or (c) in the case of an Incentive Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

          6.6 Method of Exercise. Each Option shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner (including the time period) specified by the Committee from time to time (which need not comply with Section 12.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by another Person authorized to exercise the Option pursuant to Section 9.7 or 9.8 (to the extent that each is applicable to the Option) or pursuant to the relevant Option Agreement, (c) be accompanied by the aggregate Exercise Price for all shares of Stock for which the Option is exercised in accordance with Section 6.8, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition under the Plan or the relevant Option Agreement or as may be reasonably imposed by the Committee. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 6.6 have been satisfied.

          6.7 Incentive Option Exercises and Disqualifying Dispositions. Except as provided in Section 9.7(b) or Section 9.8 (to the extent that each is applicable to the Option), during the Holder’s lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of any Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from being treated as an incentive stock option under Section 422 of the Code (including any disposition of Stock upon exercise of an Award requiring exercise, or in connection with the payment of taxes with respect to an Award, if the same would constitute such a disqualifying disposition). The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received in connection with each disposition.

          6.8 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash, by cashier’s check, by wire transfer or by other means as may be acceptable to the Committee from time to time, (b) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, with shares of Stock that would otherwise be issued or transferred to the Holder upon the exercise of the Option or with shares of Stock already owned by the Holder (but in all events excluding any shares that are to be or were issued or transferred pursuant to a Restricted Stock Award with respect to which the restrictions have not yet expired or been removed or that otherwise are or will be subject to restrictions on transferability or a substantial risk of forfeiture) and having an aggregate Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, and pursuant to such procedures (including constructive delivery of such shares of Stock) as the Committee may establish from time to time for such purpose, (c) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, in such other forms, under such other terms, and by such other means (including those specified in Section 6.9) as may be acceptable to the Committee from time to time, and pursuant to such procedures as the Committee may establish from time to time for such purpose, or (d) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), by any combination of clauses (a), (b) and (c). Unless otherwise provided in the relevant Option Agreement, any portion of the Exercise Price that is paid with shares of Stock that the Holder acquired from the Company, directly or indirectly, shall be paid only with shares of Stock that the Holder has owned for more than six (6) months (or such longer or shorter period of time, if any, as may be required to avoid payment with such shares resulting in a charge to earnings for financial accounting purposes). If the Committee elects to accept shares of Stock in payment of all or any portion of the aggregate Exercise Price, then (for purposes of payment of the aggregate Exercise Price) unless otherwise provided in the relevant Option Agreement those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the day before the date of the delivery of the Exercise Notice.

          6.9 Payment with Sale Proceeds. The Committee may (but shall not be required to) approve from time to time (which approval, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant) arrangements with a brokerage firm (provided that such arrangements comply with applicable law, including Regulation T of the Board of Governors of the Federal Reserve System), under which that brokerage firm, on behalf of the Holder, shall pay to the Company the aggregate Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued or transferred pursuant to that exercise of the Option), and the Company shall cause the shares with respect to which the Option was so exercised to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such procedures (which may include payment of the exercise price by, or delivery of Stock to, such brokerage firm) as the Committee may establish from time to time.

          6.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an incentive stock option that first becomes exercisable by a Holder in any calendar year (under all plans of the Company, its Subsidiaries that are subsidiary corporations, or are treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) or any predecessor corporation) may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted, and the limitation shall be applied by taking into account Incentive Options in the order in which they were granted. For purposes of this Section 6.10, “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a related corporation of the Company, or (c) a predecessor corporation of any such corporations. Failure to comply with this Section 6.10 (including any such failure resulting from accelerated vesting of an Incentive Option) shall not impair the enforceability or exercisability of any Incentive Option, but shall cause the Incentive Option to be treated as a Nonstatutory Option for federal tax purposes to the extent that it exceeds the $100,000 limitation described in this Section 6.10.

          6.11 No Fractional Shares. The Company shall not in any case be required to sell, issue, transfer or deliver any fractional shares with respect to any Option. In lieu of the issuance or transfer of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional share) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

          6.12 Other Provisions Regarding Incentive Options. With respect to any Option that is designated in the governing Option Agreement as an Incentive Option, (i) if any of the terms, conditions or limitations of the Plan or the relevant Option Agreement conflict with the requirements of Sections 421, 422 and 424 of the Code, as applicable, then those conflicting terms, conditions and limitations shall be deemed inoperative to the extent they so conflict with such requirements, and (ii) if the Plan or such Option Agreement does not contain any provision required to be included herein or therein under Sections 421, 422 and 424 of the Code, as applicable, that provision shall be deemed to be incorporated herein or therein with the same force and effect as if that provision had been set out at length herein or therein, in each case unless the Committee determines to treat such Option (in whole or in part) as a Nonstatutory Option. Notwithstanding the foregoing, however, (i) to the extent that any Option that was intended to qualify as an Incentive Option nevertheless cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan, and (ii) in no event shall this Section 6.12 operate to overcome the terms under which such Option vests (including any accelerated vesting, to the extent applicable).

VII. RESTRICTED STOCK AWARDS

          7.1 Compliance with Award Agreement. All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VII (to the extent each such term, condition or limitation applies to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) and also to the terms, conditions and limitations set forth in

Article VII (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award); provided, however, that the Committee may authorize an Award Agreement governing a Restricted Stock Award that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article IX. The Committee may also authorize an Award Agreement governing a Restricted Stock Award that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Restricted Stock Award unless the Award Agreement expressly states that such term, condition or limitation applies.

          7.2 Number of Shares; Type of Award. Each Award Agreement governing a Restricted Stock Award shall state the total number of shares of Stock to which it relates.

          7.3 Restrictions Applicable to Restricted Stock Awards. Unless otherwise provided in the relevant Award Agreement, all shares of Stock granted or sold pursuant to Restricted Stock Awards made under the Plan shall be subject to the following terms, conditions and limitations:

                  (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

                  (b) Legend. Each certificate representing such shares shall bear a legend making appropriate reference to the restrictions imposed as set forth in Sections 9.12 and 9.13. The text of any such legend shall be determined by the Company.

                  (c) Possession. The Committee may (i) authorize issuance of a certificate for shares associated with a Restricted Stock Award only upon removal or expiration of the applicable restrictions, (ii) require the Company to retain physical custody of certificates representing shares issued or transferred pursuant to Restricted Stock Awards during the restriction period and require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Company, (iii) require the Holder to enter into an escrow agreement providing that the certificates representing shares issued or transferred pursuant to Restricted Stock Awards shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, or (iv) take such other steps as the Committee may determine in order to enforce such restrictions.

                  (d) Expiration or Removal of Restrictions. The restrictions imposed pursuant to this Section 7.3 on Restricted Stock Awards shall expire as determined by the Committee and set forth in the applicable Award Agreement. Expiration of the restrictions may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each Restricted Stock Award may have different restrictions, including a different restriction period, as determined by the Committee. The Committee may remove any restriction or reduce any restriction period applicable to a particular Restricted Stock Award. Upon the expiration or removal of all restrictions, the Company shall deliver to the Holder of the Restricted Stock Award, as soon as practicable following the request of such Holder, a certificate representing the number of shares for which such restrictions have expired or been removed, free of any restrictive legend relating to the expired or removed restrictions.

                  (e) Rights as Stockholder. Subject to the provisions of this Section 7.3, the Holder shall be entitled to share in the receipt of dividends or distributions to the same extent as a stockholder of the Company holding an equal amount of unrestricted Stock; provided, however, the Committee or the Board of Directors may determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including any right to vote the related shares or to receive dividends and other distributions paid or made with respect thereto.

                  (f) Other Conditions. The Committee or the Board of Directors may impose such other terms, conditions or limitations on any shares granted or sold pursuant to Restricted Stock Awards made under the Plan as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

           7.4 Purchase and Payment. If any shares of Stock are to be sold rather than granted pursuant to Restricted Stock Awards made under the Plan, then the relevant Award Agreement shall set forth the price to be paid for such shares and the method of payment.

           7.5 Compliance with Section 409A. Each Restricted Stock Award shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

VIII. RESTRICTED STOCK UNITS

          8.1 Compliance with Award Agreement. All Restricted Stock Units granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VIII (to the extent each such term, condition or limitation applies to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units) and also to the terms, conditions and limitations set forth in Article X (to the extent applicable to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units); provided, however, that the Committee may authorize an Award Agreement governing a grant of Restricted Stock Units that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article IX. The Committee may also authorize an Award Agreement governing Restricted Stock Units that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent applicable to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Restricted Stock Units unless the Award Agreement expressly states that such term, condition or limitation applies.

           8.2 Number of Shares Underlying Restricted Stock Units; Type of Award. Each Award Agreement governing Restricted Stock Units shall state the total number of shares of Stock that may be deliverable in settlement of the Award.

           8.3 Terms Applicable to Restricted Stock Units. Unless otherwise provided in the relevant Award Agreement, Restricted Stock Units (including the shares deliverable in settlement) shall be subject to the following terms, conditions and limitations:

                  (a) Number of Units. Each Award Agreement governing a Restricted Stock Unit shall state the total number of Restricted Stock Units awarded under that Award Agreement.

                  (b) Vesting and Settlement. Each Award Agreement governing a Restricted Stock Unit shall state (i) the grant date of the Award, (ii) any time, periods or other conditions in or pursuant to which the Restricted Stock Units or a portion thereof shall vest, including any vesting in connection with a Change in Control or specified termination of employment events, (iii) the number of Restricted Stock Units (or portions thereof) with respect to each such vesting, and (iv) the settlement date applicable to each Restricted Stock Unit. Vesting may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each grant of Restricted Stock Units may have different restrictions, including a different vesting period, as determined by the Committee. Subject to compliance with Code Section 409A, the Committee may remove any vesting condition or other restriction or reduce any restriction period applicable to a particular grant of Restricted Stock Units. Upon settlement, the Company shall deliver to the Participant one share of Stock for each Restricted Stock Unit then being settled, at the settlement date, such delivery to be made in any commercially reasonable manner the Company shall determine.

                  (c) Dividend Equivalents. Subject to the provisions of this Section 8.3, the Holders of Restricted Stock Units shall be entitled to dividend equivalents, being amounts equal to the cash value of the dividends or distributions payable on the underlying Stock. Each Award Agreement shall specify if dividend equivalents are to be paid or credited on Restricted Stock Units, in cash or by deemed reinvestment in additional Restricted Stock Units, and all other terms of such dividend equivalents.

                  (d) Transferability. The Restricted Stock Units may not be sold, transferred or otherwise alienated or hypothecated, until the Award has been settled, at which time the shares delivered in settlement shall be freely transferable except for any specific restrictions imposed by the Committee.

                  (e) Other Conditions. The Committee or the Board of Directors may impose such other terms, conditions or limitations on any grant of Restricted Stock Units or shares of Stock issued and delivered in settlement thereof as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

           8.4 Compliance with Section 409A. Each Restricted Stock Unit shall comply with the requirements of subsection (a) of Section 409A (to constitute either a short-term deferral or otherwise be excluded from Section 409A, or to meet the requirements of Section 409A applicable to a deferral of compensation) and be implemented in accordance with such requirements.

IX. ADDITIONAL PROVISIONS

           9.1 The terms, conditions and limitations of this Article IX shall apply to each Award (unless, pursuant to the relevant Award Agreement, such term, condition or limitation is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms, conditions and limitations that differ from the terms, conditions and limitations set forth in this Article IX.

           9.2 Adjustment of Awards and Authorized Stock. The terms of an Award and the Stock authorized for issuance or transfer under the Plan shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property or assets), reclassification, consolidation, Stock split, reverse Stock split, recapitalization, reorganization, merger, plan of exchange, split-up, spin off, combination, repurchase, issuance or transfer of securities or other similar transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made or intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable: (i) adjust any or all of (w) the number and type of shares of Stock (or other securities, property or assets) which thereafter may be made the subject of Awards, (x) the number and type of shares of Stock (or other securities, property or assets) subject to outstanding Awards, (y) the number and type of shares of Stock (or other securities, property or assets) specified as the Maximum Shares, Available Shares, or other restriction, and (z) the grant, purchase or exercise price of, or amount payable with respect to, any Award; or (ii) if deemed appropriate by the Committee, provide for a cash payment to the Holder of an outstanding Award. Notwithstanding the foregoing, however, with respect to any Awards of Incentive Options, no such adjustment shall be authorized except to the extent that such adjustment complies with the rules of Section 424(a) of the Code, and in no event shall any such adjustment be made that would render any Incentive Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code (unless the Committee determines to treat such Option as a Nonstatutory Option). In addition, notwithstanding the foregoing, with respect to any Option or Stock Appreciation Right, no adjustment shall be made that would cause such Option or Stock Appreciation Right to constitute a deferral of compensation subject to the requirements of Section 409A.

                  (b) Whenever outstanding Awards are required to be adjusted as provided in this Section 9.2, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, property or assets purchasable subject to each Award after giving effect to the adjustments.

                  (c) Adjustments under Section 9.2(a) shall be made by the Committee. No fractional interests shall be issued or transferred under the Plan on account of any such adjustments.

                  (d) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Company’s common stock or the rights thereof, or the dissolution or liquidation of the Company or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a character similar to that described in Section 9.2(a) or this Section 9.2(d) or otherwise. Except as may be expressly provided in this Section 9.2, the Company’s issuance or transfer of securities of any class, for money, services, other property or assets, or otherwise, upon direct sales, upon the exercise of rights or warrants to subscribe therefor, upon conversion of shares or obligations of the Company convertible into shares, or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, price or other attributes of Stock subject to the Plan or to Awards granted hereunder.

           9.3 Termination of Employment Other than for Death, Disability or Normal Retirement. Subject to Section 9.21, if a Holder’s employment is terminated for any reason other than that Holder’s death, Disability or Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

                  (a) If such termination was by the Company or a Subsidiary, as applicable, as a result of a Covered Event, then the following provisions shall apply to all Awards held by that Holder:

(1)

That portion, if any, of all Options held by that Holder that have not been exercised as of the time of the termination of employment shall be null and void as of the time of the termination of employment; and

(2)

That portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; and

                  (b) If such termination was (i) by the Company or a Subsidiary, as applicable, but not as a result of a Covered Event or (ii) by the Holder, then the following provisions shall apply to all Awards held by that Holder:

(1)

That portion, if any, of all Options held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(2)

That portion, if any, of all Options held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

	(A)	the termination of the Option; or

(B)

(i) three (3) months after the date of the termination of employment in the case of termination by the Company or a Subsidiary but not as a result of a Covered Event; and (ii) thirty (30) days after the date of the termination of employment in the case of termination by the Holder; provided, however, that if the termination was by the Company but not as a result of a Covered Event and the Holder dies within the three (3) month period described in clause (i) of this subparagraph or if the termination was by the Holder and the Holder dies with the thirty (30) day period described in clause (ii) of this subparagraph, then such three (3) month period or such thirty (30) day period, as applicable, shall automatically be extended to one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to the expiration of the relevant period shall be null and void; and

(3)

That portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment.

           9.4 Termination of Employment for Death or Disability. Subject to Section 9.21, if a Holder’s employment is terminated by reason of the death or Disability of such Holder, then the following provisions shall apply to all Awards held by that Holder:

                  (a) That portion, if any, of all Options held by that Holder that are (i) not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment, or (ii) exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder or that Holder’s Designated Beneficiary, guardian, legal representatives, legatees or distributees until the earlier of:

(1)	the termination of the Option; or

(2)	one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to expiration of the relevant period shall be null and void;

                  (b) All restrictions, other than restrictions required by the Securities Act, Exchange Act or applicable law, on that portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall immediately be removed and deemed to have expired.

                  (c) If a Holder’s employment is terminated due to a physical or mental impairment or condition of any degree of severity or permanence, but the Committee or the Board of Directors does not inform the Holder in writing that the Holder’s employment is terminated due to “Disability” for the purposes of this Section, such Holder’s employment is not terminated due to “Disability” for the purposes of this Section.

           9.5 Termination of Employment for Normal Retirement. Subject to Section 9.21, if a Holder’s employment is terminated by reason of the Holder’s Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

                 (a) That portion, if any, of all Options held by that Holder that are (i) not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment, or (ii) exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(1)	the termination of the term of the Option; or

(2)

three (3) months after the date of the termination of employment; provided, however, that if that Holder dies within such three (3) month period, then such three (3) month period shall automatically be extended to one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to the expiration of the relevant period shall be null and void; and

                  (b) That portion, if any, of any Restricted Stock Awards or Restricted Stock Unit held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall continue until they expire or are removed; provided, however, that any restrictions that require forfeiture of the Restricted Stock Award or Restricted Stock Unit solely based on termination of employment shall be deemed removed as of the time of the termination of employment.

          9.6 Cause of Termination; Employment Relationship. For purposes of this Article IX, the Committee shall have the authority to determine whether any Eligible Individual’s employment with the Company or any Subsidiary, as applicable, terminated as a result of death, Disability, Normal Retirement, a Covered Event, or any other cause or reason. For purposes of Incentive Options, an employment relationship shall be deemed to exist between a Holder and the Company or a Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) while the Holder is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Holder’s right to re-employment with the Company or Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Holder’s right to re-employment is not guaranteed by statute or by contract, termination of employment shall be deemed to have occurred on the ninety-first (91st) day of such leave.

           9.7 Exercise of Options Following Death or Disability.

                  (a) All Options that remain subject to exercise following the death of the Holder may be exercised by the Holder’s beneficiary as designated by the Holder on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (a “Designated Beneficiary”) or, in the absence of an authorized designation, by the legatee or legatees of such Options under the Holder’s last will, or by such Holder’s legal representatives, heirs or distributees. If an Option shall be exercised by any Person referenced above (other than a Designated Beneficiary), notice of exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such Person to exercise such Option.

                  (b) All Options that remain subject to exercise following the Disability of the Holder may be exercised by the Holder or by the Holder’s guardian or legal representative that meets the requirements of Section 9.8 on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (which may include proof of the status of such guardian or legal representative).

          9.8 Transferability of Awards. No Option, Restricted Stock Award or Restricted Stock Unit shall be transferable or subject to pledge, encumbrance or any other disposition in any manner, whether by operation of law or otherwise, other than (to the extent such a transfer is not prohibited by Section 7.3(a) or other provisions of this Plan or the relevant Award Agreement) by (i) will or the laws of descent and distribution or (ii) with respect to all Awards other than Incentive Options (and with the approval of the Committee), by a domestic relations order. Any Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative; provided, however, that, under applicable state law, the guardian or legal representative is a mere custodian of the Holder’s property or assets, standing in a fiduciary relationship to the Holder and subject to court supervision. Notwithstanding anything in this Section 9.8 to the contrary, however, the Committee may determine to grant a Nonstatutory Option that is transferable by a Holder (but not by a Holder’s transferee) to any member of the Holder’s immediate family, to a trust established for the exclusive benefit of one or members of the Holder’s immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Holder’s immediate family, and to a charitable organization, or to any of the foregoing; provided, however, that (i) the Holder receives no consideration for the transfer, (ii) the Holder gives the Committee at least fifteen (15) days prior written notice of any proposed transfer, and (iii) the Holder and transferee shall comply with such other requirements as the Committee may require from time to time to assure compliance with applicable laws, including federal, state and foreign securities laws. Following any transfer permitted by the preceding sentence, a transferred Nonstatutory Option shall continue to be subject to the same terms, conditions and limitations that were applicable immediately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Holder. The Committee may amend an outstanding Nonstatutory Option to provide that the Nonstatutory Option shall be transferable in the manner described in the two immediately preceding sentences. As used in this Section 9.8, the term “immediate family” shall mean any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption. A beneficiary designation authorized pursuant to any provision of the Plan or relevant Award Agreement shall not be deemed a transfer or encumbrance for purposes of this Section 9.8.

          9.9 Delivery of Certificates of Stock. Subject to Section 9.10 and upon receipt by the Company of any tax withholding as may be required, the Company shall promptly deliver one or more certificates representing the number of shares of Stock as to which vested Awards payable in Stock have been properly exercised or are otherwise payable (and, with respect to Restricted Stock Awards or Restricted Stock Units, with respect to which restrictions have expired or been removed). If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates may be delivered with respect to each such Award; further, separate Stock certificates may be delivered with respect to shares of Stock issued or transferred upon exercise of Incentive Options and Nonstatutory Options respectively.

          9.10 Certain Conditions. Nothing herein or in any Award Agreement shall require the Company to permit any exercise of, or issue or transfer any shares with respect to, any Award if (i) the Holder has failed to satisfy any term, condition or limitation of the Plan or the relevant Award Agreement or (ii) that issuance or transfer would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. At the time of any grant or exercise of an Option, at the time of any grant or vesting of a Restricted Stock Award, and at the time of any grant or settlement of a Restricted Stock Unit, the Company may, as a condition precedent to such grant or exercise of that Option, or grant or vesting of the Restricted Stock Award, or grant or settlement of a Restricted Stock Unit, require from the Holder of the Award (or in the event of the Holder’s death or Disability, the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s or such Persons’ intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary or appropriate to ensure that any disposition by that Holder or such other Person will not involve a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. The Company may also endorse such legend or legends upon certificates for any shares of Stock issued or transferred pursuant to the Plan, and may issue such “stop transfer” instructions to its transfer agent in respect of such shares, as the Committee determines from time to time to be necessary or appropriate to (i) prevent a violation of, or perfect an exemption from, the registration requirements of the Securities Act or any other applicable state or foreign securities law, (ii) implement the provisions of the Plan and any relevant Award Agreement, or (iii) permit the Company to determine the occurrence of any disposition of shares of Stock issued or transferred upon exercise of an Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code.

          9.11 Certain Directors and Officers. If any of the terms, conditions or limitations of the Plan or any Award Agreement would preclude any award to an Eligible Individual who is subject to Section 16(b) of the Exchange Act from qualifying for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, then those conflicting terms, conditions or limitations shall be deemed inoperative to the extent necessary to allow such qualification (unless the Board of Directors has expressly determined that the Plan, or the Committee has expressly determined that the Award, should not comply with Rule 16b-3). In addition, all Award Agreements for Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be deemed to include such additional terms, conditions and limitations as may be required in order for the related Award to qualify for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 (unless the Committee has expressly determined that any such Award should not comply with the requirements of Rule 16b-3).

          9.12 Securities Act Legend. The Committee may require that certificates for some or all shares of Stock issued or transferred pursuant to the Plan have a legend similar to the following, or statements of other applicable restrictions, endorsed thereon:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued or transferred pursuant to an effective registration statement under the Securities Act.

          9.13 Legend for Restrictions on Transfer. Each certificate representing shares of Stock issued or transferred to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or the relevant Award Agreement, bear a legend that complies with applicable law with respect to such transfer restriction, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE SED INTERNATIONAL HOLDINGS, INC. 2009 STOCK AND INCENTIVE PLAN AS ADOPTED BY SED INTERNATIONAL HOLDINGS, INC. (THE “COMPANY”) ON ________________, ___ AND AN AWARD AGREEMENT THEREUNDER BETWEEN THE COMPANY AND ___________ DATED ______________, _____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

          9.14 Rights as a Stockholder; Dividends. Except as may be specifically provided to the contrary by the Committee pursuant to Section 7.3(e) with respect to a particular Restricted Stock Award or Restricted Stock Unit, a Holder shall have no right as a stockholder with respect to any shares of Stock covered by the Holder’s Award until a certificate representing those shares is issued in the Holder’s name and subject to any further restrictions imposed in accordance with the Plan. Except as may be expressly determined by the Committee from time to time with respect to one or more Awards, and subject to such terms, conditions and limitations as the Committee may establish with respect to the same, no adjustment shall be made for dividends (whether ordinary or extraordinary, whether in cash or other property or assets) or distributions or other rights for which the record date is before the date that the certificate is issued and any such restrictions have expired or been removed.

          9.15 No Interest. Neither the value of any shares of Stock, nor any cash or other property or assets, issued, transferred or delivered with respect to any Award under the Plan shall bear any interest, even if not issued, transferred or delivered when required by the Plan, except as may be otherwise provided in the applicable Award Agreement or as may be required pursuant to rules and procedures established by the Committee from time to time for the crediting of such interest.

          9.16 Furnishing of Information. Each Holder shall furnish to the Company all information requested by the Company that the Committee deems necessary or appropriate in order to allow the Company to administer the Plan and any Awards or to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable law or regulation.

          9.17 No Obligation to Exercise. No grant of any Award shall impose any obligation upon the Holder or any other Person to exercise the same or any part thereof.

          9.18 Remedies. The Company shall be entitled to recover from a Holder the Company’s damages, costs and expenses, including reasonable attorneys’ fees, incurred in connection with the enforcement of any of the terms, conditions or limitations of the Plan or any Award Agreement, whether by an action to enforce specific performance, for damages for breach, or otherwise.

          9.19 Certain Information Confidential. As partial consideration for the granting of each Award hereunder, each Holder agrees with the Company that such Holder shall keep confidential all information and knowledge that such Holder may have relating to the manner, extent and amount of the Holder’s (or any other Holder’s) participation in the Plan; provided, however, that the Holder may disclose such information or knowledge to the Holder’s spouse or to the Holder’s tax or financial advisors, provided such disclosure is made pursuant to similar terms and conditions (but without any further rights of distribution). The foregoing obligations of confidentiality shall not apply to the extent that the Company specifically consents in writing to further disclosure or to the extent that the information or knowledge becomes generally and readily available to the public without breach by the Holder or any other Person of any contractual, fiduciary or other duty owed to the Company or any of its affiliates. In addition, the foregoing obligations of confidentiality shall not prohibit a Holder from disclosing such information or knowledge to the extent such Holder is required to do so by government or judicial order, provided that such Holder gives the Company prompt written notice of such order and a reasonable opportunity to limit such disclosure and reasonable assistance in contesting or limiting any such disclosure.

          9.20 Dispute Resolution. Any claim, demand, cause of action, dispute or controversy arising out of or relating to the Plan, any Award Agreement, any Award, the parties’ performance with respect to any thereof, or any alleged breach of any thereof (each a “Dispute”), shall be settled by the sole determination of the Committee or the Board of Directors which determination shall be final and binding.

          9.21 Compliance with Section 409A. No provision of this Article IX shall be interpreted to require a payment or other transfer with respect to an Award at a time or in a manner that would violate any requirement of subsection (a) of Section 409A; and the Committee may defer or otherwise change the terms of payment with respect to any Award, as otherwise set forth in this Article IX or any related Award Agreement, if and to the extent necessary to comply with the requirements of Section 409A (if applicable). With respect to any Award constituting a deferral of compensation to which Section 409A applies and that is made to a “specified employee” of the Company or its Subsidiaries as defined in Section 409A(a)(2)(B)(i) of the Code, no payment resulting from a separation from service of such employee shall be made with respect to the Award before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

X. CHANGE IN CONTROL PROVISIONS

          The Committee may authorize an Award that contains or is subject to any or all of the terms, conditions and limitations of this Article X or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of this Article X (or any similar term, condition or limitation) shall apply to an Award unless the related Award Agreement expressly states that such term, condition or limitation applies.

          10.1 Changes in Control. Immediately prior to the occurrence of a Change in Control (or at such other time prior to a Change in Control or proposed Change in Control as may be determined by the Committee), (a) all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Options that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable; and (b) the expiration of the restrictions applicable to all outstanding Restricted Stock Awards and Restricted Stock Units, shall immediately become fully vested and be accelerated so that the Stock subject to those Awards shall be owned by the Holders thereof without transfer restrictions or risks of forfeiture. Nothing in this Section 10.1 shall impose on any Holder any obligation to exercise any Award immediately before or upon any Change in Control, nor shall any Holder forfeit the right to exercise any Award during the remainder of the original term of the Award because of a Change in Control, except as provided under Article IX (if applicable), under other provisions governing termination or expiration of the applicable Award, or as provided in the following sentence. Notwithstanding the foregoing, the Committee may, by notice to any or all Holders, provide that all or any portion of any outstanding Option (whether vested prior to the Change in Control or subject to accelerated vesting due to the Change in Control) that is not exercised within a specified time period (as determined by the Committee) ending on or before the Change in Control shall terminate upon the Change in Control (or at such later time as may be determined by the Committee) and in such event such unexercised Options shall terminate upon the Change in Control, notwithstanding any provisions of this Plan that would allow for a later exercise, including Article IX if applicable.

XI. DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS

          11.1 Duration. No Awards may be granted hereunder after the date that is ten (10) years after the Effective Date; provided, however, that Awards granted prior to the expiration of such period may extend beyond the expiration of such period, in accordance with the terms of the Plan (including all rights of the Company and the Committee hereunder) and the relevant Award.

          11.2 Amendment, etc.

                    (a) The Board of Directors may, at any time and from time to time, insofar as is permitted by law, suspend or terminate the Plan, in whole or in part, but without the consent of such Holder no such action shall adversely affect in any significant respect the rights, or increase any obligations, of any Holder with respect to any Award previously granted to such Holder hereunder. The Board of Directors may also, at any time and from time to time, insofar as is permitted by law, amend or modify the Plan in any respect whatsoever including (i) for purposes of making the Plan comply with Section 16(b) of the Exchange Act and the exemptions from that Section, the Code (including Section 409A and Section 422 of the Code), or the Employee Retirement Income Security Act of 1974, as amended, (ii) for purposes of meeting or addressing any changes in any legal requirements applicable to the Company or the Plan or (iii) for any other purpose permitted by law. Notwithstanding the foregoing, (i) any amendment or modification of the Plan is subject to any other applicable restrictions on such amendment or modification set forth in the Plan, (ii) without the consent of such Holder no such amendment or modification shall adversely affect any rights, or increase any obligations, of any Holder under any Award previously granted to such Holder hereunder and (iii) without the consent of the holders of a majority of the shares of Stock represented and voting on such amendment or modification at a stockholders’ meeting duly called and held, no amendment or modification to the Plan may be made that would materially (a) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan or increase the aggregate number of shares of Stock (except for acceleration of vesting or other adjustments pursuant to Sections 9.2 or 10.1 of the Plan, to the extent each is applicable), or (b) modify the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments or modifications may be made without the consent of stockholders of the Company if (x) necessary to permit Incentive Options granted under the Plan to qualify as incentive stock options within the meaning of Section 422 of the Code, or (y) necessary to comply with changes that occur in law or in other legal requirements (including Rule 16b-3, Section 162(m), Section 409A, and the Employee Retirement Income Security Act of 1974, as amended).

                    (b) Subject to the terms, conditions and limitations of the Plan, Rule 16b-3, to the extent it is applicable, and any consent required by the last three sentences of this Section 11.2(b),the Committee may (a) modify, amend, extend or renew outstanding Awards granted under the Plan, and (b) accept the surrender of Awards requiring exercise that may be outstanding under the Plan (to the extent not previously exercised) and authorize the granting of new Awards in substitution for such outstanding Awards (or portion thereof) so surrendered. Without the consent of the Holder, the Committee may not modify or amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option; provided, however, that the consent of the Holder is not required to the extent that the acceleration of the vesting of an Incentive Option (whether under Section 6.2 or otherwise) causes the Incentive Option to be treated as a Nonstatutory Option, for federal tax purposes, to the extent that it exceeds the $100,000 limitation described in Section 6.10. Without the consent of the Holder and of the holders of a majority of the shares of Stock represented and voting on such modification or amendment at a stockholders’ meeting duly called and held, the Committee may not modify or amend any outstanding Option so as to specify a higher or lower exercise price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price, or take any other action to “reprice” any option if the effect of such repricing would be to increase or decrease the exercise price applicable to such Option. In addition, no modification or amendment of an Award shall, without the consent of the Holder, adversely affect any rights of the Holder or increase the obligations of the Holder under such Award except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code.

XII. GENERAL

          12.1 Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to Awards shall be used for general corporate purposes or any other purpose permitted by law.

          12.2 Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate any such employment relationship at any time.

          12.3 No Liability for Good Faith Determinations. Neither the Board of Directors nor the Committee nor any member of either shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under the Plan, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

          12.4 Other Benefits. Participation in the Plan shall not preclude any Holder from eligibility in (or entitle any Holder to participate in) any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plan that the Company or any Subsidiary has adopted or may, at any time, adopt for the benefit of its employees or other Persons. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of securities and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          12.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary except as may otherwise be specifically provided in such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that no Award to such Holder shall affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

          12.6 Execution of Receipts and Releases. Any issuance or transfer of shares of Stock to the Holder, or to the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or permitted assigns, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Committee may require any Holder, Designated Beneficiary, guardian, legal representative, heir, legatee, distributee or assignee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as the Committee shall determine.

          12.7 Unfunded Plan. Insofar as it provides for Awards of cash, Stock or other property or assets, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or assets or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or assets or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or assets or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or assets or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property or assets of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

          12.8 No Guarantee of Interests. None of the Company, the Board of Directors, or the Committee guarantees the Stock of the Company from loss or depreciation.

          12.9 Payment of Expenses. Subject to Section 9.18, all expenses incident to the administration, termination or protection of the Plan, including legal and accounting fees and any issue taxes with respect to the issuance of shares of Stock pursuant to the Plan, shall be paid by the Company or its Subsidiaries.

          12.10 Company Records. The records of the Company or its Subsidiaries regarding any Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

          12.11 No Liability of Company. The Company assumes no obligation or responsibility to the Holder or the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or assignees for any act of, or failure to act on the part of, the Committee.

          12.12 Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a duly authorized officer of the Company or by another Person authorized to act by resolution of the Board of Directors.

          12.13 Severability. Whenever possible, each provision of the Plan and each Award Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement, or the application thereof to any Person or under any circumstances, is invalid or unenforceable to any extent under applicable law, then such provision shall be deemed severed from the Plan or such Award Agreement with respect to such Person or circumstance, without invalidating the remainder of the Plan or such Award Agreement or the application of such provision to other Persons or circumstances, and a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties as evidenced by the provision so severed.

          12.14 Notices. Except as may be expressly provided in the Plan or the relevant Award Agreement, whenever any notice is required or permitted to be given under the Plan or such Award Agreement, such notice must be in writing and delivered (including delivery by private courier or facsimile transmittal) or sent by mail (which if to the Company must be certified or registered, return receipt requested) postage and other charges prepaid, addressed to the Person for whom the communication is intended (which for the Company shall be the address of the Company’s chief executive office from time to time, or such other address as may be established from time to time by the Committee, and which for any Holder shall be the address for such Holder set forth in the relevant Award Agreement or such other address as shall have been furnished by notice by such Holder to the Company). Any such notice shall be deemed to be given on the date received or (if mailed in the manner set forth herein) three (3) Business Days after the date of mailing. Any person entitled to notice hereunder may waive such notice.

          12.15 No Waiver. No waiver of any provision of the Plan or any Award Agreement shall be effective unless made in writing and signed by the party to be charged with the waiver. Failure of any party at any time to require any other party’s performance of any obligation under the Plan or Award Agreement shall not affect the right to require performance of that obligation. Any waiver by any party of any breach of any provision of the Plan or any Award Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or as a waiver or modification of the provision itself.

          12.16 Successors. Subject to the restrictions contained herein, the Plan shall be binding upon the Holder, the Holder’s Designated Beneficiaries, guardian, legal representatives, heirs, legatees, distributees and permitted assigns, and upon the Company, its successors and assigns.

          12.17 Further Assurances. Each Holder shall execute and deliver such documents, and take or cause to be taken such other actions, as may be reasonably requested by the Committee in order to implement the terms of the Plan and any Award Agreement with respect to that Holder.

          12.18 Governing Law. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, TO THE EXTENT NOT GOVERNED BY FEDERAL LAW, THIS PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE; PROVIDED, HOWEVER, THAT ISSUES REGARDING THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY THE LAW OF THE COMPANY’S JURISDICTION OF ORGANIZATION.

          12.19 Jurisdiction and Venue. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, EACH HOLDER HEREBY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF GEORGIA AND HEREBY AGREES THAT ANY SUCH COURT SHALL BE A PROPER FORUM FOR THE DETERMINATION OF ANY DISPUTE ARISING UNDER THE PLAN OR ANY AWARD AGREEMENT WITH RESPECT TO SUCH HOLDER.

          12.20 Interpretation. When a reference is made in the Plan or any Award Agreement to Schedules, Exhibits or Addenda, such reference shall be to a schedule, exhibit or addendum to this Plan or the relevant Award Agreement unless otherwise indicated. Each instance in the Plan or any Award Agreement of the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation.” As used in the Plan or any Award Agreement, the term “days” means calendar days, not business days, unless otherwise specified. Unless otherwise specified, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to the Plan or relevant Award Agreement as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Similarly, unless otherwise specified, the words “therein,” “thereof” and “thereunder” and other words of similar import refer to a particular agreement or other instrument as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Unless otherwise specified, any reference to a statute includes and refers to the statute itself, as well as to any rules and regulations made and duly promulgated pursuant thereto, and all amendments made thereto and in force currently from time to time and any statutes, rules or regulations thereafter duly made, enacted and/or promulgated, as may be appropriate, and/or any other governmental actions thereafter duly taken from time to time having the effect of supplementing or superseding such statute, rules, and/or regulations. The language in all parts of the Plan and each Award Agreement shall be in all cases construed simply, fairly, equitably, and reasonably, according to its plain meaning and not strictly for or against one or more of the parties. Any table of contents or headings contained in the Plan or any Award Agreement are for reference purposes only and shall not be construed to affect the meaning or interpretation of the Plan or any Award Agreement. When required by the context, (i) whenever the singular number is used in the Plan or any Award Agreement, the same shall include the plural, and the plural shall include the singular; and (ii) the masculine gender shall include the feminine and neuter genders and vice versa.

          12.21 No Representations. NEITHER THE COMPANY, ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES, THE BOARD OF DIRECTORS OR THE COMMITTEE, OR ANY MEMBER OF EITHER THEREOF MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE LEGAL, TAX OR ACCOUNTING CONSEQUENCES OF ANY ASPECT OF THE PLAN OR ANY AWARDS, INCLUDING ANY REPRESENTATION OR WARRANTY THAT ANY OPTION SHALL BE TREATED AS AN INCENTIVE STOCK OPTION UNDER THE CODE. BY ACCEPTING ANY AWARD, EACH HOLDER ACKNOWLEDGES THAT SUCH HOLDER HAS CONSULTED WITH SUCH ADVISORS AS THE HOLDER HAS DEEMED APPROPRIATE WITH RESPECT TO ANY OF SUCH MATTERS.

*          *          *          *          *          *

APPENDIX B

SED INTERNATIONAL HOLDINGS, INC.
P R O X Y
FOR ANNUAL MEETING OF THE SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Jean Diamond and Lyle Dickler, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2009 Annual Meeting of the Shareholders of SED INTERNATIONAL HOLDINGS, INC. (the “Company”) to be held at the INTERCONTINENTAL WEST MIAMI located at 2505 North West 87th Avenue, Miami, Florida 33172, on December 15, 2009 at 9:00 a.m., local time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held
on December 15, 2009.
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy
Statement are available at www.sedonline.com.

* * * * * * *

Please mark “X” your votes as indicated:

1. ELECTION OF DIRECTORS.
Stephen Greenspan Joseph Segal

☐ FOR THE ELECTION OF ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT:

2. APPROVAL OF THE COMPANY’S 2009 INCENTIVE COMPENSATION PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. ADVISORY APPROVAL OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2010.
☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated: , 2009

Signature of Shareholder

Signature of Shareholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.